    Exhibit 99.1

Avaya Media Inquiries:        Avaya Investor Inquiries:
Forrest Monroy        Michael McCarthy
669-242-8122        919-425-8330
fwmonroy@avaya.com        mikemccarthy@avaya.com

Avaya Provides Update on Strategic Alternatives Review Process

Santa Clara, CA – September 12, 2019 – Avaya Holdings Corp. (NYSE: AVYA), a global leader in solutions to enhance and simplify communications and collaboration, today provided an update regarding its review of strategic alternatives announced earlier this year.  Avaya had previously disclosed its expectation that this process would be concluded by mid-September.
Avaya confirmed today that its review of a range of strategic alternatives is ongoing and it remains in advanced discussions.  Avaya’s board of directors and management, supported by its legal and financial advisors, are working expeditiously to conclude the deliberate and comprehensive review. There can be no assurances regarding the timing of any action or transaction nor that the strategic review process will result in any particular outcome.  The Company does not intend to provide additional updates unless or until it determines that further disclosure is necessary.

About Avaya
Businesses are built on the experiences they provide, and every day millions of those experiences are built by Avaya (NYSE: AVYA). For over one hundred years, we’ve enabled organizations around the globe to win - by creating intelligent communications experiences for customers and employees. Avaya builds open, converged and innovative solutions to enhance and simplify communications and collaboration - in the cloud, on-premise or a hybrid of both. To grow your business, we’re committed to innovation, partnership, and a relentless focus on what’s next. We’re the technology company you trust to help you deliver Experiences that Matter. Visit us at www.avaya.com.

Cautionary Note Regarding Forward-Looking Statements
This document contains certain "forward-looking statements." All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "our vision," "plan," "potential," "preliminary," "predict," "should," "will," or "would" or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, statements about the Board's exploration of strategic alternatives. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Risks and uncertainties that may cause these forward-looking statements to be inaccurate include, among others: the potential impact of the announcement that the Board is continuing to explore strategic alternatives on the Company's current or potential customers, partners or personnel; the cost of such exploration and the disruption it may have on the Company's operations, including diverting the attention of the Company's management and employees; and other risks discussed in the Company's Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the "SEC"). These risks and uncertainties may cause the Company's actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.